SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  April 17, 1997



                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



       Delaware                   1-5231             36-2361282
 (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                     Identification No.)



                            One McDonald's Plaza
                         Oak Brook, Illinois 60521
                               (630) 623-3000
         (Address and Phone Number of Principal Executive Offices)

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibit
 -------------------------------------------------------------------------

 (c)  Exhibits
      --------

      The Exhibit listed below and attached hereto is hereby filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 33-00001).

      (99.6)  MCD Direct Shares Brochure with Prospectus.

                               SIGNATURE
                               ---------

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               McDONALD'S CORPORATION

                               (Registrant)



                               By:  /s/ Gloria Santona
                                    ---------------------------------------
                                    Gloria Santona
                                    Vice President, Deputy General Counsel
                                    and Secretary